UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 1, 2013

EQUINIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Lagoon Drive, 4th Floor Redwood City, California 94065 (650) 598-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Election of Director.

Tom Bartlett has been elected to the Board of Directors (“Board”) of Equinix, Inc. (“Equinix”), effective April 1, 2013.  With the election of Mr. Bartlett, Equinix’s Board now consists of nine members.  Mr. Bartlett will also serve as a member of the Board’s Audit Committee.

Mr. Bartlett currently serves as the Chief Financial Officer and Treasurer of American Tower Corporation.

As a member of Equinix’s Board, Mr. Bartlett will receive Equinix’s standard compensation for non-employee directors.

Item 8.01. Other Events.

On April 1, 2013, Equinix issued a press release announcing the election of Mr. Bartlett to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1      Press Release of Equinix, Inc. dated April 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: April 1, 2013	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Equinix, Inc. dated April 1, 2013.